Exhibit 99.1

TWENTY-FIRST CENTURY FOX, INC. 1211 AVENUE OF THE AMERICAS 13TH FLOOR NEW YORK, NY 10036 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SHAREHOLDER MEETING REGISTRATION To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E48419-S72198 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY TWENTY-FIRST CENTURY FOX, INC. CLASS A COMMON STOCK THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS. For Against Abstain 1. A proposal to adopt the Agreement and Plan of Merger, dated as of December 13, 2017, as amended as of May 7, 2018 and as may be amended from time to time, by and among Twenty-First Century Fox, Inc. (“21CF”), a Delaware corporation, The Walt Disney Company (“Disney”), a Delaware corporation, TWC Merger Enterprises 2 Corp., ! ! ! a Delaware corporation and a wholly owned subsidiary of Disney, and TWC Merger Enterprises 1, LLC, a Delaware limited liability company and a wholly owned subsidiary of Disney, a copy of which is attached as Annex A, and an amendment to which is attached as Annex B, to the accompanying joint proxy statement/ prospectus (referred to as the “combination merger proposal”); and 2. A proposal to adopt the Distribution Agreement and Plan of Merger, dated as of May 7, 2018, as it may be amended from time to time, by and between 21CF, a ! ! ! Delaware corporation, and 21CF Distribution Merger Sub, Inc., a Delaware corporation, a copy of which is attached as Annex C to the accompanying joint proxy statement/prospectus (referred to as the “distribution merger proposal”). NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. NOTE: This Proxy must be signed exactly as your name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

If you plan to attend the Special Meeting on [TBD], 2018, you must request an admission ticket in advance following the instructions set forth in the Proxy Statement. Requests for admission tickets will be processed in the order in which they are received and must be submitted no later than [TBD], 2018. On the day of the Special Meeting, each stockholder will be required to present a government-issued picture identification such as a driver’s license or passport with their admission ticket. Seating will begin at [TBD] a.m. (Eastern Time) and the Special Meeting will begin at [TBD] a.m. (Eastern Time). Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. E48420-S72198 FORM OF PROXY IMPORTANT NOTICE TO STOCKHOLDERS of Twenty-First Century Fox, Inc. The Special Meeting of Stockholders will be held at the [TBD] on [TBD], 2018 [TBD] a.m. (Eastern Time) PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TWENTY-FIRST CENTURY FOX, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS [TBD], 2018 The undersigned, a stockholder of Twenty-First Century Fox, Inc., a Delaware corporation (“21CF”), acknowledges receipt of a copy of the Notice of Special Meeting of Stockholders, the accompanying Proxy Statement, and revoking any proxy previously given, hereby constitutes and appoints Messrs. Lachlan K. Murdoch, James R. Murdoch and John P. Nallen and each of them his true and lawful agents and proxies with full power of substitution in each to vote the shares of Class A common stock of 21CF standing in the name of the undersigned at the Special Meeting of Stockholders of 21CF to be held on [TBD], 2018 at [TBD] a.m. (Eastern Time) at the [TBD]. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS ON ALL MATTERS LISTED ON THIS PROXY, AND IN ACCORDANCE WITH THEIR JUDGMENT ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued and to be signed on reverse side) If you plan to attend the Special Meeting on [TBD], 2018, you must request an admission ticket in advance following the instructions set forth in the Proxy Statement. Requests for admission tickets will be processed in the order in which they are received and must be submitted no later than [TBD], 2018. On the day of the Special Meeting, each stockholder will be required to present a government-issued picture identification such as a driver’s license or passport with their admission ticket. Seating will begin at [TBD] a.m. (Eastern Time) and the Special Meeting will begin at [TBD] a.m. (Eastern Time). Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. E48420-S72198 FORM OF PROXY IMPORTANT NOTICE TO STOCKHOLDERS of Twenty-First Century Fox, Inc. The Special Meeting of Stockholders will be held at the [TBD] on [TBD], 2018 [TBD] a.m. (Eastern Time) PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TWENTY-FIRST CENTURY FOX, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS [TBD], 2018 The undersigned, a stockholder of Twenty-First Century Fox, Inc., a Delaware corporation (“21CF”), acknowledges receipt of a copy of the Notice of Special Meeting of Stockholders, the accompanying Proxy Statement, and revoking any proxy previously given, hereby constitutes and appoints Messrs. Lachlan K. Murdoch, James R. Murdoch and John P. Nallen and each of them his true and lawful agents and proxies with full power of substitution in each to vote the shares of Class A common stock of 21CF standing in the name of the undersigned at the Special Meeting of Stockholders of 21CF to be held on [TBD], 2018 at [TBD] a.m. (Eastern Time) at the [TBD]. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS ON ALL MATTERS LISTED ON THIS PROXY, AND IN ACCORDANCE WITH THEIR JUDGMENT ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued and to be signed on reverse side)

TWENTY-FIRST CENTURY FOX, INC.
1211 AVENUE OF THE AMERICAS
13TH FLOOR
NEW YORK, NY 10036

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION
To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E48421-S72198 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

TWENTY-FIRST CENTURY FOX, INC.
CLASS B COMMON STOCK

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS.

	Proposal	For	Against	Abstain
1.	A proposal to adopt the Agreement and Plan of Merger, dated as of December 13, 2017, as amended as of May 7, 2018 and as may be amended from time to time, by and among Twenty-First Century Fox, Inc. ("21CF"), a Delaware corporation, The Walt Disney Company ("Disney"), a Delaware corporation, TWC Merger Enterprises 2 Corp., a Delaware corporation and a wholly owned subsidiary of Disney, and TWC Merger Enterprises 1, LLC, a Delaware limited liability company and a wholly owned subsidiary of Disney, a copy of which is attached as Annex A, and an amendment to which is attached as Annex B, to the accompanying joint proxy statement/prospectus (referred to as the "combination merger proposal"); and	☐	☐	☐
2.	A proposal to adopt the Distribution Agreement and Plan of Merger, dated as of May 7, 2018, as it may be amended from time to time, by and between 21CF, a Delaware corporation, and 21CF Distribution Merger Sub, Inc., a Delaware corporation, a copy of which is attached as Annex C to the accompanying joint proxy statement/prospectus (referred to as the "distribution merger proposal").	☐	☐	☐
3.	A proposal to approve an amendment to the Restated Certificate of Incorporation of 21CF (referred to as the "21CF charter") with respect to the hook stock shares as described in the accompanying joint proxy statement/prospectus and the certificate of amendment to the 21CF charter, a copy of which is attached as Annex E to the accompanying joint proxy statement/prospectus (referred to as the "hook stock charter amendment proposal");	☐	☐	☐
4.	A proposal to approve an amendment to the 21CF charter with respect to the subdivision of the issued and outstanding shares of 21CF as described in the accompanying joint proxy statement/prospectus and the certificate of amendment to the 21CF charter, a copy of which is attached as Annex E to the accompanying joint proxy statement/prospectus (referred to as the "stock split charter amendment proposal" and, together with the hook stock charter amendment proposal, the "21CF charter amendment proposals");	☐	☐	☐
5.	A proposal to approve adjournments of the 21CF special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the 21CF special meeting to approve the combination merger proposal, the distribution merger proposal or the 21CF charter amendment proposals (referred to as the "21CF adjournment proposal"); and	☐	☐	☐
6.	A proposal to approve, by non-binding, advisory vote, certain compensation that may be paid or become payable to 21CF's named executive officers in connection with the transactions and the agreements and understandings pursuant to which such compensation may be paid or become payable (referred to as the "compensation proposal").	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

NOTE: This Proxy must be signed exactly as your name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

If you plan to attend the Special Meeting on [TBD], 2018, you must request an admission ticket in advance following the instructions set forth in the Proxy Statement. Requests for admission tickets will be processed in the order in which they are received and must be submitted no later than [TBD], 2018. On the day of the Special Meeting, each stockholder will be required to present a government-issued picture identification such as a driver’s license or passport with their admission ticket. Seating will begin at [TBD] a.m. (Eastern Time) and the Special Meeting will begin at [TBD] a.m. (Eastern Time). Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. E48422-S72198 FORM OF PROXY IMPORTANT NOTICE TO STOCKHOLDERS of Twenty-First Century Fox, Inc. The Special Meeting of Stockholders will be held at the [TBD] on [TBD], 2018 [TBD] a.m. (Eastern Time) PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TWENTY-FIRST CENTURY FOX, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS [TBD], 2018 The undersigned, a stockholder of Twenty-First Century Fox, Inc., a Delaware corporation (“21CF”), acknowledges receipt of a copy of the Notice of Special Meeting of Stockholders, the accompanying Proxy Statement, and revoking any proxy previously given, hereby constitutes and appoints Messrs. Lachlan K. Murdoch, James R. Murdoch and John P. Nallen and each of them his true and lawful agents and proxies with full power of substitution in each to vote the shares of Class B common stock of 21CF standing in the name of the undersigned at the Special Meeting of Stockholders of 21CF to be held on [TBD], 2018 at [TBD] a.m. (Eastern Time) at the [TBD]. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS ON ALL MATTERS LISTED ON THIS PROXY, AND IN ACCORDANCE WITH THEIR JUDGMENT ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued and to be signed on reverse side)